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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 27, 1997



                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                     and the SLM Student Loan Trust 1997-3)


Delaware                     33-95474/333-2502/333-24949        23-2815650
--------                     ---------------------------        ----------
(State or other              (Commission File Numbers)           (I.R.S.
employer                                                     Identification No.)
Jurisdiction of
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                              --------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500


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                         Exhibit Index appears on Page 5



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Item 5.        Other Events

On October 27, 1997, the Sallie Mae Student Loan Trust 1995-1 made its eighth, the Sallie Mae Student Loan Trust 1996-1 made its seventh, the SLM Student Loan Trust 1996-2 made its sixth, the SLM Student Loan Trust 1996-3 made its fifth, the SLM Student Loan Trust 1996-4 made its fourth, the SLM Student Loan Trust 1997-1 made its third, and the SLM Student Loan Trust 1997-2 made its second regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and Certificates and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

               The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of October 27, 1997.


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                         Exhibit Index appears on Page 5


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Item 7.        Financial Statements, Pro Forma Financial Statements and Exhibits

               (c)  Exhibits

                      19.1   Quarterly Servicing Reports


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                         Exhibit Index appears on Page 5


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 1997

                                SLM FUNDING
                                     CORPORATION

                                By:     /s/  ROBERT R. LEVINE
                                   ---------------------------------------
                                Name:         Robert R. Levine
                                Title:        Chief Financial Officer


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                         Exhibit Index appears on Page 5


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                                INDEX TO EXHIBIT


                                                          Sequentially
Exhibit                                                     Numbered
Number                Exhibit                                 Page
------                -------                                 ----
19.1                  Quarterly Servicing Reports.



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                         Exhibit Index appears on Page 5